DISPOSAL OF SUBSIDIARIES - Gain regarding divestiture of disposal group (Details) $ in Thousands	Oct. 27, 2022 USD ($)
DISPOSAL OF SUBSIDIARIES
The carrying amount of any non-controlling interest	$ 3,954
Net liabilities	24,276
Total	28,230
Less: fair value of preferred shares issued to Stanley Star	24,592
Gain on disposal of subsidiaries	$ 3,638